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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 2001


                               ARVINMERITOR, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


             INDIANA                       1-15983              38-3354643
 ----------------------------------    ----------------         ----------
(State or other jurisdiction             (Commission           (IRS Employer
      of incorporation)                    File No.)         Identification No.)



                              2135 West Maple Road
                                 TROY, MICHIGAN
                                 --------------
                    (Address of principal executive offices)


                                   48084-7186
                                   ----------
                                   (Zip code)


       Registrant's telephone number, including area code: (248) 435-1000

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ITEM 5.           OTHER EVENTS.

         As discussed under the heading "Chief Financial Officer's Review - Management's Discussion and Analysis - Financial Condition - Other Information" in the registrant's 2000 Annual Report to Shareowners, incorporated by reference in Item 7 of the registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 2000, Moody's has assigned credit ratings to the registrant's debt. On February 22, 2001, Moody's changed the rating of the registrant's long-term debt from Baa2 to Baa3 and the rating of the registrant's commercial paper from P2 to P3.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ARVINMERITOR, INC.



                                           By: /S/  VERNON G. BAKER, II
                                               -------------------------
                                                     Vernon G. Baker, II
                                                     Senior Vice President
                                                     General Counsel & Secretary

Date: February 26, 2001